Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fortune Valley Treasures, Inc. (formerly Crypto-Services, Inc.) (the “Company”) on Form 10-K for the year ended August 31, 2017 (the “Report”), I, Yumin Lin, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 24, 2017	By:	/s/ Yumin Lin
Yumin Lin
Chief Executive Officer
(Principal Executive Officer)